UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 2, 2024
______________________
Origin Materials, Inc.
(Exact name of registrant as specified in its charter)
______________________

Delaware	001-39378	87-1388928
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

930 Riverside Parkway, Suite 10 West Sacramento, CA	95605
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: +1 (916) 231-9329
N/A
(Former Name or Former Address, if Changed Since Last Report)
______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ORGN	The NASDAQ Capital Market
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	ORGNW	The NASDAQ Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 2, 2024, Origin Materials, Inc. (the “Company”) virtually held its 2024 annual meeting of stockholders (the “Annual Meeting”). Present at the beginning of the Annual Meeting via remote communication or by proxy were the holders of 102,808,587 shares of common stock of the Company, representing 70.21% of the 146,438,058 shares of common stock outstanding as of the close of business on March 11, 2024, the record date for the Annual Meeting, and constituting a quorum for the transaction of business.
At the Annual Meeting, the Company’s stockholders voted on four proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on March 22, 2024 (the “Proxy Statement”). The following is a brief description of each matter voted upon and the certified results, including the number of votes cast for or against each matter and, if applicable, the number of votes withheld, abstentions and broker non-votes with respect to each matter.

1.To elect the following three Class III directors to hold office until the Company’s 2026 annual meeting of stockholders. The voting results were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes	Total
John Bissell	57,298,828	11,159,961	34,349,798	68,458,789
John Hickox	63,492,232	4,966,557	34,349,798	68,458,789
Jim Stephanou	63,572,400	4,886,389	34,349,798	68,458,789

2. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The voting results were as follows:

Votes For	Votes Against	Abstentions	Total
97,316,137	1,550,869	3,941,581	102,808,587

3. To approve, on an advisory non-binding basis, the compensation paid to the Company’s named executive officers, as disclosed in the Proxy Statement. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes	Total
51,151,689	13,816,380	3,490,720	34,349,798	68,458,789

4.    To approve the amendment of the Company’s amended and restated certificate of incorporation to effect a reverse split of the Company's common stock at a ratio in the range of one-for five to one-for-thirty, such ratio to be determined in the discretion of the Company’s board of directors. The voting results were as follows:

Votes For	Votes Against	Abstentions	Total
92,703,100	6,078,349	4,027,138	102,808,587

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORIGIN MATERIALS, INC.

Dated: May 2, 2024

	By:	/S/ Joshua Lee
Joshua Lee
General Counsel